UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22131

Miller Investment Trust

(Exact name of registrant as specified in charter)

20 William Street Wellesley, MA 02481

(Address of principal executive offices) (Zip code)

Gemini Fund Services, LLC., 80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

10/31

Date of reporting period: 4/30/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

MILLER CONVERTIBLE BOND FUND

SEMI-ANNUAL REPORT

APRIL 30, 2014

1-877-441-4434

www.millerconvertiblefund.com

INVESTMENT ADVISOR

Wellesley Investment Advisors, Inc.
The Wellesley Office Park

20 William Street

Wellesley, MA 02481

781-416-4000

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for   distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Miller Convertible Bond Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC. Member FINRA

Dear Miller Convertible Bond Fund Shareholder,

We are pleased to present this report on your fund for the six months ended April 30, 2014.

The Miller Convertible Bond Fund posted six months of positive absolute returns, our continuing goal over a complete bull-and-bear cycle.  The fund’s performance since inception and for six months ended April 30, 2014 is as follows:

Six Months Ended

Annualized Since

     April 30, 2014

       Inception

A shares (MCFAX.LW)

          7.29%

           7.42% (12/27/07)

I shares (MCIFX)

          7.53%

           8.02% (12/27/07)

C shares (MCFCX)

          7.06%

           9.51% (12/01/09)

The fund’s total assets under management ended the period at $568,655,774.

The bull market in equities continued over the last six months with the S&P total return index1 up 8.36%.   Many of our long-term holders know we generally underperform major stock indices and convertible benchmarks in rising markets.  However, in this last six month period, the difference between the performance of the Miller Convertible Bond Fund and the various indices was less pronounced.  Two factors contributed to the lack of disparity in performance.  The underlying equity performance in the Bank of America/Merrill Lynch All Convertibles Ex Mandatory Index (V0A0)2 was equal to the performance of the S&P 500.  Within the V0A0 index, the convertible bonds that meet the strict investment criteria used by Wellesley Investment Advisors had strong relative performance.  We are glad that our investors continued to participate in rising equity markets.  However, we are also cognizant of the fact that the bull market is very mature and investors need to be prepared if the markets change course.  We feel that with our current portfolio of balanced convertible bonds, we may be able to continue to give investors the upside potential of stocks, with the downside protection of bonds.

Strategy Review

We remain committed to the strategy that has served our clients well since our company was founded in 1991.  It important to note that we do not change the fund’s investment strategy regardless of what the current investment climate is.  We invest only in convertible bonds and notes (no convertible preferreds, mandatory preferreds, or other structures) which offer the return of the majority of principal within seven years of issuance.   Before making an investment, we perform a thorough analysis of a company’s balance sheet and income statement.  We invest almost exclusively in profitable companies.  In addition, we avoid companies that have unsafe debt loads or inadequate liquidity.  While we usually invest with the idea of holding bonds until the next liquidity date (maturity, put or call), we consider selling or reducing our exposure if the following scenarios occur:

•

An issuer’s credit quality deteriorates

•

Due to price appreciation, the bond loses its favorable risk/reward characteristics

•

We perceive an opportunity to increase portfolio diversification

•

We believe more attractive investments are available

Because one of our key risk-management practices involves careful limits on prices we pay, we tend not to purchase convertibles that trade at prices substantially above par and thus have significantly negative yields to the next liquidity date.  This discipline often results in the elimination of some of the most equity sensitive convertibles.  As a result, our performance tends to lag broader stock indices in rising markets but seeks to decline less in falling markets.  With that in mind, we are very pleased that our fund’s A shares returned 87% of the S&P 500 over the six month period, since we generally hope for approximately two-thirds of the upside in rising markets.

At the end of the period we owned approximately 73 convertible bonds, with our largest holding representing less than 3% of the fund’s value.  Our holdings span the convertible market, from investment-grade to small-cap, with a broad distribution of industries represented.

Convertible Market Review and Comment

Conditions remained favorable for convertible bonds over the last six months with stocks moving higher while interest rates remained stable.  Perhaps the biggest surprise was the lack of volatility in our returns.  Over the last six months, the largest drawdown (decrease from a new high to a subsequent low) was just .08%.  Given the lack of volatility in our returns, and the fact that the VIX (the equity market’s barometer for anticipated volatility) is at the low end of its trading range, it’s easy for an investor to fall into a feeling of complacency.  The current bull market is the fifth strongest in history and is now in its sixth year.  However, history has shown that bear markets happen at least once (and sometimes two or three times) a decade.  Bear markets also tend to occur when least expected.  As such, we continue to follow investing rules that seek to preserve our shareholder’s capital while still allowing them to participate if the current market rally continues.

The fund’s total return for the six month period was comprised of approximately 90% capital appreciation and 10% income.  We typically look for a return distribution of 70% capital appreciation and 30% income.  However, the strong equity market performance has led to a bias towards return from growth.

Performance within the convertible market did not seem to follow a consistent theme.  With equities marching higher and rates remaining stable one would’ve thought that the “risk on” trade would have been in play.  That was the case on the credit side of the equation but the same did not hold true for equities.  With respect to the credit of convertible issuers, we recently observed that the riskiest credits have had the highest returns.  However, if the same logic held true for the equities of convertible issuers, we would have seen small cap stocks outperform large cap stocks.  Instead the exact opposite occurred with large caps outperforming small caps.

New Issuance

New Issuance for domestic convertible bonds remained strong over the last six months.  In that time period, approximately $23 billion of new paper came to the market.  Some of the new issues that met our criteria were convertible bonds issued by:

•

Energy XXI (2.4% of our bond portfolio as of 4/30/14), which explores for and produces oil and natural gas;

•

TTM Technologies (2.5% of our bond portfolio as of 4/30/14), an independent provider of printed circuit boards;

•

Tesla Motors (1.8% of our bond portfolio as of 4/30/14), a designer, manufacturer and seller of electric cars; and

•

Prospect Capital (2.5% of our bond portfolio as of 4/30/14), a business development company that lends to middle market companies.

At this rate new issuance will meet or exceed last year’s lofty levels.  Potential catalysts for continued strength in convertible issuance include increased M&A activity and corporations’ desires to buy back stock while simultaneously issuing convertibles.

Comments on Selected Holdings

Over any time period we expect some of our positions to work well or better than we had hoped, while others will present challenges.

Some of our top performers during the six month period were:

•

GT Advanced Technologies 3% due 12/15/20 (1.9% of our bond portfolio as of 4/30/14).   Buoyed by strong fundamental news, good earnings, and buy-side upgrades GT Advanced Technologies’ convertible returned over 59% in the last six months.  In February, Apple announced that it was planning on using GTAT’s sapphire technology for displays in upcoming iPhone releases.  In addition, Apple stated that GTAT’s products could be used in other Apple products.  The company beat analysts’ earnings estimates and was upgraded at many brokerage houses as a result of the deal with Apple.

•

Greenbrier Companies 3.5% due 4/1/18 (.6% of our bond portfolio as of 4/30/14).   Greenbrier continued to be the beneficiary of strong new orders as a result of the energy industry’s desire to move oil using rail cars.  Greenbrier’s convertible bonds were up over 41% during the last six months as a result.

•

Salix Pharmaceuticals 1.5% due 3/15/19 (1.6% of our bond portfolio as of 4/30/14).  In addition to reporting two solid quarters of earnings, Salix Pharmaceuticals also made several favorable announcements that led the company’s convertibles to a 35% return over the last six months.  Late last year Salix announced its intentions to purchase one of its competitors, Santarus.  In addition, the company received favorable news about some of the drugs it has been developing.  Finally, Salix entered into a pact with RedHill Biopharma where Salix licensed the rights to one of RedHill’s key drugs.

As for the laggards, we note:

•

Forestar Group 3.75% due 3/1/20 (.4% of our portfolio as of 4/30/14).  Investors remain concerned over the company’s unsuccessful drilling attempts in Kansas and Nebraska.  In addition, management cited that operations in North Dakota had been impacted by poor weather conditions.    Forestar’s convertibles were down over 11% for the period.

•

Hornbeck Offshore 1.5% due 9/1/19 (.4% of our portfolio as of 4/30/14).   A slowdown in offshore drilling in the Gulf of Mexico led to a 10% loss for Hornbeck’s convertible over the last six months.  As a result of the slowdown, Hornbeck missed analyst’s earnings estimates for two consecutive quarters.

•

RTI International Metals 1.625% due 10/15/2019 (1.2% of our portfolio as of 4/30/14).  Citing a Canadian deferred tax asset, RTI had to restate earnings for 2010, 2011, and 2012.  The company’s convertible bonds were down 10% for the period.

As we look ahead, we continue to believe that a balanced portfolio of convertible bonds offer investors the best of both worlds:  upside participation in rising equity markets and capital preservation should the equity markets correct.   As always, we thank you for your confidence and trust in our management.

Sincerely,

Greg Miller, Co-Portfolio Manager

Michael Miller, Co-Portfolio Manager

1 The Standard and Poor’s 500 Total Return Index is a free-float capitalization-weighted index, based on the common stock prices of 500 top publicly traded American companies, as determined by S&P – and considered by many to be the best representation of the market.

2 The Bank of America / Merrill Lynch All Convertibles Ex Mandatory Index (V0A0) represents all US convertibles, excluding mandatory convertibles, small issues and bankruptcies.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

2133-NLD-6/25/2014

Miller Convertible Bond Fund

PORTFOLIO REVIEW (Unaudited)

Since Inception through April 30, 2014

	Annualized Total Returns as of April 30, 2014
	Six			Since Inception*	Since Inception**
	Months+	One Year	Five Year	(Class A and I)	(Class C)
Miller Convertible Bond Fund:
Class A, without sales charge	7.29%	16.03%	12.29%	7.42%	─
Class A, with sales charge of 5.75%	1.08%	9.34%	10.97%	6.42%	─
Class I	7.53%	16.54%	12.87%	8.02%	─
Class C	7.06%	15.44%	N/A	─	9.51%
ML All Conv Ex Mandatory Index	8.34%	19.03%	17.07%	8.19%	13.31%

    * Class A and Class I shares commenced operations on December 27, 2007.

  ** Class C shares commenced operations on December 1, 2009.

    + Not Annualized.

The Merrill Lynch All Convertible Excluding Mandatory Index measures the performance of convertible securities of all corporate sectors with as a pair amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities. Investors cannot directly invest in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds for Class A, Class I, and Class C, shares are 1.51%, 1.04%, and 2.01% respectively. The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-877-441-4434.

PORTFOLIO ANALYSIS (Unaudited)
As of April 30, 2014
% of Net
Sector	Assets
Financial	41.70%
Consumer, Non-Cyclical	15.48%
Short-Term Investments	9.12%
Technology	9.08%
Consumer, Cyclical	8.48%
Industrial	4.68%
Communications	4.56%
Energy	4.49%
Basic Materials	0.73%
Utilities	0.19%
Other Assets Less Liabilities	1.49%
100.00%

Miller Convertible Bond Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
April 30, 2014
Security	Principal Amount	Interest Rate (%)		Maturity Date	Value

CONVERTIBLE BONDS - 89.39%
AEROSPACE/DEFENSE - 0.18%
AAR Corp.	$ 1,000,000	2.2500		3/1/2016	$ 1,037,500

AUTO MANUFACTURERS - 2.11%
Tesla Motors, Inc.	10,000,000	0.2500		3/1/2019	9,312,500
Wabash National Corp.	2,000,000	3.3750		5/1/2018	2,718,750
					12,031,250
BANKS - 9.81%
Ensco PLC	7,000,000	0.0000		12/15/2020	6,516,300
Goldman Sachs Group, Inc.	1,000,000	0.0000		2/19/2021	919,210
Kansas Cty Southern	10,000,000	0.0000		2/16/2021	9,691,798
UBS AG	11,000,000	0.0000		2/15/2021	10,489,600
Wells Fargo & Co.	7,200,000	0.0000		1/24/2020	7,093,440
Wells Fargo & Co.	2,800,000	0.0000		1/24/2020	2,758,560
Wells Fargo & Co.	9,500,000	0.0000		6/5/2020	9,480,050
Wells Fargo & Co.	9,500,000	0.0000		6/10/2020	8,864,450
					55,813,408
BIOTECHNOLOGY - 7.41%
AMAG Pharmaceuticals	3,000,000	2.5000		2/15/2019	3,018,750
Cubist Pharmaceuticals, Inc. - 144A	8,000,000	1.8750		9/1/2020	9,265,000
Emergent Biosolutions, Inc. - 144A	12,500,000	2.8750		1/15/2021	13,906,250
PDL BioPharma, Inc.	7,000,000	4.0000		2/1/2018	7,516,250
United Therapeutics Corp.	4,000,000	1.0000		9/15/2016	8,490,000
					42,196,250
COMMERCIAL SERVICES - 3.03%
Albany Molecular Research, Inc. - 144A	6,000,000	2.2500		11/15/2018	7,368,750
Cardtronics, Inc. - 144A	3,000,000	1.0000		12/1/2020	2,784,390
Carriage Services, Inc. - 144A	7,000,000	2.7500		3/15/2021	7,105,035
					17,258,175
COMPUTERS - 3.21%
SanDisk Corp. - 144A	11,000,000	0.5000		10/15/2020	12,526,250
Spansion LLC - 144A	4,000,000	2.0000		9/1/2020	5,755,000
					18,281,250
DISTRIBUTION/WHOLESALE - 2.00%
Titan Machinery, Inc.	13,000,000	3.7500		5/1/2019	11,431,875

DIVERSIFIED FINANCIAL SERVICES - 2.40%
BGC Partners, Inc.	2,000,000	4.5000		7/15/2016	2,157,500
Encore Capital Group, Inc. - 144A	7,000,000	2.8750		3/15/2021	6,763,750
Portfolio Recovery Associates, Inc. - 144A	4,000,000	3.0000		8/1/2020	4,715,000
					13,636,250
ELECTRIC - 0.19%
NRG Yield, Inc. - Class A - 144A	1,000,000	3.5000		2/1/2019	1,068,125

ELECTRONICS - 2.89%
InvenSense, Inc. - 144A	3,000,000	1.7500		11/1/2018	3,609,375
TTM Technologies, Inc.	12,000,000	1.7500	+	12/15/2020	12,847,500
					16,456,875

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
April 30, 2014
Security	Principal Amount	Interest Rate (%)	Maturity Date	Value

HEALTHCARE - PRODUCTS - 2.42%
Alere, Inc.	$ 1,000,000	3.0000	5/15/2016	$ 1,085,625
Hologic, Inc.	2,000,000	2.0000	3/1/2042	2,063,750
Integra Lifesciences Hld	10,000,000	1.6250	12/15/2016	10,625,000
				13,774,375
HEALTHCARE-SERVICES - 0.80%
Molina Healthcare, Inc.	4,000,000	1.1250	1/15/2020	4,537,500

HOME BUILDERS - 4.36%
M/I Homes, Inc.	10,000,000	3.0000	3/1/2018	10,737,500
Meritage Homes Corp.	10,000,000	1.8750	9/15/2032	10,356,250
Ryland Group, Inc.	4,000,000	0.2500	6/1/2019	3,740,000
				24,833,750
HOUSEHOLD PRODUCTS - 0.21%
Jarden Corp. - 144A	1,000,000	1.5000	6/15/2019	1,184,375

INTERNET - 2.13%
BroadSoft, Inc.	1,000,000	1.5000	7/1/2018	1,031,875
HomeAway, Inc. - 144A	8,000,000	0.1250	4/1/2019	7,715,000
Priceline.com, Inc. - 144A	2,000,000	0.3500	6/15/2020	2,382,500
Shutterfly, Inc. - 144A	1,000,000	0.2500	5/15/2018	988,750
				12,118,125
INVESTMENT COMPANIES - 8.93%
Ares Capital Corp. - 144A	10,000,000	4.3750	1/15/2019	10,650,000
BlackRock Kelso Capital Corp.	12,000,000	5.5000	2/15/2018	12,765,000
Kohlberg Capital Corp.	1,500,000	8.7500	3/15/2016	1,665,000
Prospect Capital Corp. - 144A	12,500,000	4.7500	4/15/2020	12,531,250
TICC Capital Corp.	12,000,000	7.5000	11/1/2017	13,200,000
				50,811,250
METAL FABRICATE/HARDWARE - 1.07%
RTI International Metals, Inc.	6,000,000	1.6250	10/15/2019	6,063,750

MINING - 0.73%
Royal Gold, Inc.	4,000,000	2.8750	6/15/2019	4,142,500

OIL & GAS - 2.17%
Energy XXI Bermuda - 144A	12,500,000	3.0000	12/15/2018	12,359,375

OIL & GAS SERVICES - 2.32%
Hornbeck Offshore Services, Inc.	2,000,000	1.5000	9/1/2019	2,282,500
SEACOR Holdings, Inc. - 144A	11,000,000	3.0000	11/15/2028	10,917,500
				13,200,000
PHARMACEUTICALS - 1.62%
Auxilium Pharmaceuticals, Inc.	1,000,000	1.5000	7/15/2018	1,191,250
Salix Pharmaceuticals Ltd.	4,500,000	1.5000	3/15/2019	8,004,375
				9,195,625
REAL ESTATE - 0.37%
Forestar Group, Inc.	2,000,000	3.7500	3/1/2020	2,092,500

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
April 30, 2014
Security	Principal Amount	Interest Rate (%)		Maturity Date	Value

REITS - 20.20%
American Realty Capital Properties, Inc.	$ 5,000,000	3.0000		8/1/2018	$ 5,181,250
American Residential Property - 144A	2,000,000	3.2500		11/15/2018	2,141,250
Apollo Commercial Real Estate	12,000,000	5.5000		3/15/2019	12,757,560
Blackstone Mortgage Trust, Inc.	11,000,000	5.2500		12/1/2018	12,134,375
Campus Crest Communities, Inc. - 144A	7,000,000	4.7500		10/15/2018	6,903,750
Colony Financial, Inc.	12,500,000	3.8750		1/15/2021	13,000,000
Extra Space Storage LP - 144A	1,000,000	2.3750		7/1/2033	1,076,250
IAS Operating Partnership LP - 144A	13,000,000	5.0000		3/15/2018	12,691,250
National Health Investors, Inc.	13,000,000	3.2500		4/1/2021	13,056,875
Pennymac Corp.	13,000,000	5.3750		5/1/2020	12,610,000
Redwood Trust, Inc.	6,000,000	4.6250		4/15/2018	6,502,500
Resource Capital Corp.	10,000,000	6.0000		12/1/2018	9,993,750
Starwood Property Trust, Inc.	6,000,000	4.5500		3/1/2018	6,937,500
					114,986,310
SEMICONDUCTORS - 5.69%
Emulex Corp. - 144A	4,000,000	1.7500		11/15/2018	3,980,000
GT Advanced Technologies, Inc.	6,000,000	3.0000		12/15/2020	9,555,000
Nvidia Corporation - 144A	10,000,000	1.0000		12/1/2018	11,312,500
Photronics, Inc.	4,000,000	3.2500		4/1/2016	4,437,500
Rudolph Technologies, Inc. - 144A	3,000,000	3.7500		7/15/2016	3,120,000
					32,405,000
SOFTWARE - 0.17%
Akamai Technologies, Inc. - 144A	1,000,000	0.0000		2/15/2019	969,380

TELECOMMUNICATIONS - 2.43%
Finisar - 144A	3,000,000	0.5000		12/15/2033	3,440,625
JDS Uniphase Corp. - 144A	10,000,000	0.6250		8/15/2033	10,393,750
					13,834,375
TRUCKING & LEASING - 0.54%
Greenbrier Cos, Inc.	2,000,000	3.5000		4/1/2018	3,097,500

TOTAL CONVERTIBLE BONDS					508,816,648
(Cost - $490,179,102)

	Shares
SHORT-TERM INVESTMENTS - 9.12%
MONEY MARKET FUND - 9.12%
Milestone Treasury Obligations Portfolio	51,929,159	0.0000	+		51,929,159
TOTAL SHORT-TERM INVESTMENTS					51,929,159
(Cost - $51,929,159)

TOTAL INVESTMENTS - 98.51%
(Cost - $542,108,261) (a)					560,745,807
OTHER ASSETS LESS LIABILITIES - 1.49%					8,454,858
NET ASSETS - 100.00%					$ 569,200,665

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
April 30, 2014

TOTAL RETURN SWAP	Notional Amount	Termination Date	Unrealized Appreciation (Depreciation)
Agreement with ReFlow Fund, LLC dated March 1, 2014 to receive total return of the Fund, based on its daily change in NAV less USD-1M LIBOR plus an annualized spread of 2.45%.	$ 40,000,000	3/1/2015	$ (6,007)
______________
+ Adjustable rate security. Interest rate is as of April 30, 2014.
144A- Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. Total 144A securities amounted to 35.53% of net assets as of April 30, 2014

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $540,314,612 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:		$ 26,240,378
	Unrealized Depreciation:		(5,809,183)
	Net Unrealized Appreciation:		$ 20,431,195

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2014

Assets:
Investments in Securities at Value (identified cost $542,108,261)	$ 560,745,807
Interest Receivable	3,666,701
Receivable for Securities Sold	9,402,856
Receivable from Fund Shares Sold	1,044,733
Prepaid Expenses and Other Assets	66,070
Total Assets	574,926,167

Liabilities:
Redemptions Payable	639,871
Payable for Securities Purchased	4,503,184
Payable for Open Swap Contracts	6,007
Accrued Advisory Fees	342,973
Accrued Distribution Fees	162,077
Accrued Fees Payable to Other Affiliates	27,258
Accrued Expenses and Other Liabilities	44,132
Total Liabilities	5,725,502

Net Assets	$ 569,200,665

Composition of Net Assets:
At April 30, 2014, Net Assets consisted of:
Paid-in-Capital	$ 523,174,723
Accumulated Net Investment Loss	(551,433)
Accumulated Net Realized Gain from Security Transactions	27,945,836
Net Unrealized Appreciation (Depreciation) on:
Investments	18,637,546
Swaps	(6,007)
Net Assets	$ 569,200,665

Net Asset Value Per Share
Class A Shares
Net Assets	$ 281,642,957
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	21,963,437
Net Asset Value and Redemption Price per Share	$ 12.82
($281,642,957 / 21,963,437)
Maximum Offering Price Per Share ($12.82 / .9425)	$ 13.60

Class I Shares
Net Assets	$ 230,608,780
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	17,968,316
Net Asset Value; Offering and Redemption Price per Share	$ 12.83
($230,608,780 / 17,968,316)

Class C Shares
Net Assets	$ 56,948,928
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	4,463,971
Net Asset Value; Offering and Redemption Price per Share	$ 12.76
($56,948,928 / 4,463,971)

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended April 30, 2014

Investment Income:
Interest Income	$ 5,606,636
Total Investment Income	5,606,636

Expenses:
Investment Advisory Fees	1,781,910
Distribution Fees (Class A)	639,268
Distribution Fees (Class C)	248,750
Administration Fees	94,584
Non 12b-1 Shareholder Servicing Fees	79,802
Transfer Agent Fees	76,055
Registration & Filing Fees	42,151
Custody Fees	31,599
Printing Expense	28,100
Trustees' Fees	23,857
Legal Fees	17,637
Audit Fees	17,330
Insurance Expense	15,246
Chief Compliance Officer Fees	11,016
Miscellaneous Expenses	7,439
Total Expenses	3,114,744
Net Investment Income	2,491,892

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on:
Investments	26,868,480
Swaps	1,178,585
Total Net Realized Gain	28,047,065
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	2,383,386
Swaps	(16,087)
Total Net Change in Unrealized Appreciation	2,367,299
Net Realized and Unrealized Gain on Investments	30,414,364

Net Increase in Net Assets Resulting From Operations	$ 32,906,256

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months	Year
	Ended	Ended
	April 30, 2014	October 31, 2013
Operations:	(Unaudited)
Net Investment Income	$ 2,491,892	$ 9,245,642
Net Realized Gain on Investments and Swaps	28,047,065	28,007,262
Net Change in Unrealized Appreciation on
Investments and Swaps	2,367,299	20,738,671
Net Increase in Net Assets
Resulting From Operations	32,906,256	57,991,575

Distributions to Shareholders From:
Net Investment Income
Class A ($0.12 and $0.30 per share, respectively)	(2,602,406)	(4,267,052)
Class I ($0.18 and $0.36 per share, respectively)	(2,582,436)	(2,343,584)
Class C ($0.10 and $0.26 per share, respectively)	(419,378)	(770,090)
Class NF ($0.00 and $0.35 per share, respectively)	-	(1,309,718)
	(5,604,220)	(8,690,444)
Net Realized Gains
Class A ($0.49 and $0.00 per share, respectively)	(8,976,604)	-
Class I ($0.49 and $0.00 per share, respectively)	(5,378,769)	-
Class C ($0.49 and $0.00 per share, respectively)	(1,798,742)	-
Class NF ($0.00 and $0.00 per share, respectively)	-	-
	(16,154,115)	-
Total Distributions to Shareholders	(21,758,335)	(8,690,444)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (6,548,322 and 8,259,108 shares, respectively)	82,350,178	98,219,245
Distributions Reinvested (874,500 and 314,240 shares, respectively)	10,732,223	3,717,808
Cost of Shares Redeemed (2,928,090 and 6,582,582 shares, respectively)	(37,063,432)	(75,141,198)
Total Class A Shares	56,018,969	26,795,855
Class I
Proceeds from Shares Issued (8,442,757 and 7,207,873 shares, respectively)	107,254,950	85,997,021
Distributions Reinvested (468,060 and 131,544 shares, respectively)	5,756,137	1,558,724
Cost of Shares Redeemed (1,212,150 and 2,418,626 shares, respectively)	(15,316,079)	(27,784,297)
Total Class I Shares	97,695,008	59,771,448
Class C
Proceeds from Shares Issued (964,269 and 1,091,607 shares, respectively)	12,157,265	12,978,981
Distributions Reinvested (172,620 and 59,802 shares, respectively)	2,104,713	704,210
Cost of Shares Redeemed (193,337 and 522,558 shares, respectively)	(2,421,518)	(5,976,428)
Total Class C Shares	11,840,460	7,706,763
Class NF
Proceeds from Shares Issued (0 and 1,844,434 shares, respectively)	-	21,351,094
Distributions Reinvested (0 and 103,185 shares, respectively)	-	1,195,401
Cost of Shares Redeemed (0 and 5,290,168 shares, respectively)	-	(63,207,755)
Total Class NF Shares	-	(40,661,260)
Total Beneficial Interest Transactions	165,554,437	53,612,806

Increase in Net Assets	176,702,358	102,913,937

Net Assets:
Beginning of Period	392,498,307	289,584,370
End of Period (Includes distributions in excess of net investment income of $551,433 and accumulated net investment income of
$2,560,895, respectively)	$ 569,200,665	$ 392,498,307

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six Months
	Ended		Year Ended October 31,
	April 30, 2014		2013	2012	2011		2010		2009
	(Unaudited)
Net Asset Value, Beginning of Period	$ 12.55		$ 10.70	$ 10.76	$ 11.22		$ 10.09		$ 7.63
Increase from operations:
Net investment income (a)	0.06		0.31	0.23	0.13		0.27		0.38
Net gain (loss) from securities
(both realized and unrealized)	0.82		1.84	0.25	(0.24)		1.25		2.17
Total from operations	0.88		2.15	0.48	(0.11)		1.52		2.55
Distributions to shareholders from:
Net investment income	(0.12)		(0.30)	(0.24)	(0.32)		(0.39)		(0.09)
Net realized gain	(0.49)		-	(0.30)	(0.03)		-		-
Total distributions	(0.61)		(0.30)	(0.54)	(0.35)		(0.39)		(0.09)

Net Asset Value, End of Period	$ 12.82		$ 12.55	$ 10.70	$ 10.76		$ 11.22		$ 10.09

Total Return (b)	7.29%		20.33%	4.18%	(0.92)%		15.36%		33.75%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 281,643		$ 219,218	$ 165,595	$ 213,763		$ 116,490		$ 57,730
Ratio of expenses to average net assets,
before reimbursement/recapture	1.43%	(c)	1.50%	1.48%	1.48%		1.68%		1.95%
net of reimbursement/recapture	1.43%	(c)	1.50%	1.48%	1.53%	(d)	1.75%	(d)	1.75%
Ratio of net investment income
to average net assets	0.92%	(c)	2.69%	2.12%	1.17%	(d)	2.59%	(d)	4.17%
Portfolio turnover rate	45%		104%	59%	69%		84%		60%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Total returns for periods less than one year are not annualized.   Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c) Annualized.
(d) Such ratio includes Adviser's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class I
	Six Months
	Ended		Year Ended October 31,
	April 30, 2014		2013	2012	2011		2010		2009
	(Unaudited)
Net Asset Value, Beginning of Period	$ 12.59		$ 10.73	$ 10.82	$ 11.29		$ 10.19		$ 7.68
Increase from operations:
Net investment income (a)	0.09		0.37	0.28	0.19		0.34		0.44
Net gain (loss) from securities
(both realized and unrealized)	0.82		1.85	0.25	(0.23)		1.25		2.18
Total from operations	0.91		2.22	0.53	(0.04)		1.59		2.62
Distributions to shareholders from:
Net investment income	(0.18)		(0.36)	(0.32)	(0.40)		(0.49)		(0.11)
Net realized gain	(0.49)		-	(0.30)	(0.03)		-		-
Total distributions	(0.67)		(0.36)	(0.62)	(0.43)		(0.49)		(0.11)

Net Asset Value, End of Period	$ 12.83		$ 12.59	$ 10.73	$ 10.82		$ 11.29		$ 10.19

Total Return (b)	7.53%		20.95%	4.79%	(0.39)%		16.07%		34.48%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 230,609		$ 129,282	$ 57,387	$ 41,666		$ 21,512		$ 9,744
Ratio of expenses to average net assets,
before reimbursement/recapture	0.93%	(c)	1.00%	0.98%	0.98%		1.18%		1.65%
net of reimbursement/recapture	0.93%	(c)	1.00%	0.98%	1.00%	(d)	1.18%	(d)	1.21%
Ratio of net investment income
to average net assets	1.42%	(c)	3.19%	2.62%	1.70%	(d)	3.18%	(d)	4.69%
Portfolio turnover rate	45%		104%	59%	69%		84%		60%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Total returns for periods less than one year are not annualized.   Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c) Annualized.
(d) Such ratio includes Adviser's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Six Months					December 1, 2009 *
	Ended		Year Ended			Through
	April 30, 2014		2013	2012	2011	October 31, 2010
	(Unaudited)
Net Asset Value, Beginning of Period	$ 12.50		$ 10.67	$ 10.73	$ 11.17	$ 10.23
Increase from operations:
Net investment income (a)	0.03		0.25	0.17	0.08	0.31
Net gain (loss) from securities
(both realized and unrealized)	0.82		1.84	0.25	(0.23)	1.03
Total from operations	0.85		2.09	0.42	(0.15)	1.34
Distributions to shareholders from:
Net investment income	(0.10)		(0.26)	(0.18)	(0.26)	(0.40)
Net realized loss	(0.49)		-	(0.30)	(0.03)	-
Total distributions	(0.59)		(0.26)	(0.48)	(0.29)	(0.40)

Net Asset Value, End of Period	$ 12.76		$ 12.50	$ 10.67	$ 10.73	$ 11.17

Total Return (b)	7.06%		19.77%	5.35%	(1.27)%	13.45%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 56,949		$ 43,998	$ 30,855	$ 28,056	$ 9,821
Ratio of expenses to average net assets,
before reimbursement	1.93%	(c)	2.00%	1.98%	1.98%	2.20%	(c)
net of reimbursement	1.93%	(c)	2.00%	1.98%	1.98%	2.20%	(c)
Ratio of net investment income
to average net assets	0.42%	(c)	2.19%	1.62%	0.72%	2.34%	(c)
Portfolio turnover rate	45%		104%	59%	69%	84%

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Total returns for periods less than one year are not annualized.

(c) Annualized.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

April 30, 2014

1.

ORGANIZATION

The Miller Convertible Bond Fund (the "Fund") is a series of shares of beneficial interest of Miller Investment Trust (the “Trust”), a Delaware statutory trust organized on September 28, 2007. The Trust is registered as an open-end management investment company.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund’s investment objective is to maximize total return while keeping volatility low and preserving principal. The Fund issues three classes of shares designated as Class A, Class I and Class C.  Class I and Class C shares are offered at net asset value.  Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Class A and Class I shares commenced operations on December 27, 2007.  Class C shares commenced operations on December 1, 2009.  The Fund offered Class NF shares until August 14, 2013.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Miller Convertible Bond Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of April 30, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$ -	$ 508,816,648	$ -	$ 508,816,648
Short-Term Investments	51,929,159	-	-	51,929,159
Total Investments in Securities	$ 51,929,159	$ 508,816,648	$ -	$ 560,745,807
Liabilities
Total Return Swap**	$ -	$ 6,007	$ -	$ 6,007

        There were no transfers between Level 1, Level 2, and Level 3 during the current reporting period. It is the Fund’s policy to record transfers into or out of any Level during the current period presented.

        *Please refer to the Schedule of Investments for Industry classifications.

        **Represents variation margin on the last day of the reporting period.

Derivative Transactions – The Fund may enter into total return swaps.  Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month.  The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate.  In addition, if the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty.  Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. Wellesley Investment Advisors, Inc. serves as the Fund’s Investment Adviser (the “Adviser”).  The Fund may use its own net asset value as the underlying asset in a total return swap.  This strategy serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings.  The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities.  The Fund values the total return swaps in which it enters based on a formula of the underlying asset’s nightly value, USD-1M LIBOR-BBA and an annual fee or various agreed upon inputs.

During the six months ended April 30, 2014, the Fund invested in total return swaps.  The total return swaps can be found on the Statement of Assets and Liabilities under payable for open swap contracts.  At April 30, 2014, the payable for open swap contracts was $6,007.  For the six months ended April 30, 2014, the net realized gain on swaps was $1,178,585 and the net change in unrealized depreciation was $16,087.

The average notional value of total return swaps that the Fund invested in during the six months ended April 30, 2014 was $22,857,143.

Miller Convertible Bond Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

Offsetting of Financial Assets and Derivative Assets - The Fund’s policy is to recognize a net asset or liability equal to the net unrealized appreciation/depreciation for swap contracts. The following table shows additional information regarding the offsetting of assets and liabilities at April 30, 2014.

Liabilities:			Gross Amounts of Liabilities Not Offset Presented in the Statement of Assets & Liabilities
Description	Gross/Net Amounts of Recognized Liabilities		Financial Instruments Pledged	Cash Collateral Pledged		Net Amount of Assets/Liabilities
Swaps	$ 6,007	(1)	$ -	$ 6,007	(2)	$ -
Total	$ 6,007		$ -	$ 6,007		$ -

(1) Swap contracts at value as presented in the Portfolio of Investments.

(2) The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends, if any, have been provided for in accordance with Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the Fund.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions on returns filed for fiscal year ends (2011-2013), or expected to be taken in the Fund’s current fiscal year end return, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Fund identifies its major tax jurisdictions as U.S. Federal and Massachusetts State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended April 30, 2014, the Fund did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that has not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Miller Convertible Bond Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

Legal –  On December 1, 2011, Miller Investment Trust, on behalf of the Miller Convertible Bond Fund (the "Fund"), filed a civil suit against Morgan Stanley & Co. Incorporated and KPMG, a Hong Kong partnership, seeking to recover damages for losses suffered related to an investment by the Fund in convertible debt issued by ShengdaTech, Inc. ("ShengdaTech").  Morgan Stanley & Co. served as the underwriter of the debt pursuant to offering documents issued December 10, 2010.  KPMG Hong Kong served as ShengdaTech's auditor for fiscal years 2008 through 2010.  On June 26, 2012, the Fund also filed a civil suit against the officers and directors of ShengdaTech and Hansen, Barnett & Maxwell, P.C. (“Hansen”), ShengdaTech's auditor for fiscal year 2007, seeking to recover against these defendants damages for losses suffered from this same investment.  Hansen has since been dismissed from the action. Fund shareholders do not bear any direct expense related to the suits because counsel for the Fund is performing services on a contingency fee basis by which it would be paid a portion of any damages recovered. Management of Miller Investment Trust does not believe an estimate of the likelihood of prevailing in any of these suits can be made, nor an estimate of the financial effect on the Fund if it were to prevail in any of these suits. (To be updated by outside counsel)

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services.

Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.  For the six months ended April 30, 2014, the Adviser earned advisory fees of $1,781,910.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund.

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

An officer of the Fund is also an officer of NLCS.  In addition, certain affiliates of NLCS provide ancillary services to the Fund as follows:

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Prior to April 1, 2009, Class A shares paid 0.25% per year of its average daily net assets for such distribution and shareholder service activities.  Subsequent to such date and pursuant to a shareholder vote, the Distribution Plan was amended to increase the annual rate to 0.50%.  Class C pays 1.00% per year of its average daily net assets for distribution and shareholder service activities under the Plan.  For the six months ended April 30, 2014, the Fund incurred distribution fees of $639,268 and $248,750 for Class A shares and Class C shares, respectively.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, GemCom receives customary fees from the Fund.

Miller Convertible Bond Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2014

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended April 30, 2014, amounted to $309,095,801 and $199,276,282, respectively.

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2013	October 31, 2012
Ordinary Income	$ 8,690,444	$ 10,356,892
Long-Term Capital Gain	-	5,059,823
Return of Capital	-	733,095
	$ 8,690,444	$ 16,149,810

The tax character of fund distributions for the following periods was as follows:

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Late		Total
Ordinary	Long-Term	Loss	Year	Unrealized	Accumulated
Income	Capital Gains	Carry Forward	Losses	Appreciation	Earnings
$ 1,861,050	$ 14,969,162	$ -	$ -	$ 18,047,809	$ 34,878,021

The difference between book basis and tax basis distributable earnings and unrealized appreciation is primarily attributable to the tax income on contingent convertible debt securities, the mark-to market on open swap contracts and the tax deferral of losses on wash sales.

Paid in	Undistributed Net	Accumulated Net Realized
Capital	Investment Income	Loss from Security Transactions
$ 7,716,898	$ 2,872,857	$ (10,589,755)

Permanent book and tax differences primarily attributable to tax treatment on contingent convertible debt securities, non-deductible expenses and equalization debits resulted in reclassification for the period ended October 31, 2013 as follows:

6.

 SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Miller Convertible Bond Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

April 30, 2014

As a shareholder of the Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (11/1/13)	Ending Account Value (4/30/14)	Expenses Paid During the Period* (11/1/13 to 4/30/14)
Actual
Class A	$1,000.00	$1,072.90	$ 7.35
Class I	$1,000.00	$1,075.30	$ 4.79
Class C	$1,000.00	$1,070.60	$ 9.91
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.70	$ 7.15
Class I	$1,000.00	$1,020.18	$ 4.66
Class C	$1,000.00	$1,015.22	$ 9.64

  *Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.43% for Class A, 0.93% for Class I, and 1.93% for Class C  multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the six-month period ended April 30, 2014).

Renewal of the Investment Advisory Agreement

In connection with a meeting of the Board of Trustees of the Trust held on October 18, 2013 (the “Meeting”), the Board, including the Independent Trustees, discussed the renewal of a Management Agreement (the “Agreement”) between the Trust and Wellesley Investment Advisors, Inc. (“the “Adviser”), on behalf of the Miller Convertible Bond Fund (the “Fund”).  In considering whether the continuance of the Agreement was in the best interests of the Fund and its shareholders, the Board interviewed representatives of the Adviser and received materials specifically relating to the Agreement.  Both in the Meeting specifically focused upon the review of the Agreement and at other meetings, the Board, including the Independent Trustees, received information relating to the Adviser’s investment and management services under the Agreement.  This information included materials regarding:  (i) the investment performance of the Fund, including comparisons to the Fund’s benchmark and a peer group of funds selected by the Adviser from all convertible bond mutual funds with assets in excess of $25 million but less than $1 billion (“Peer Group”) as well as comparisons to a universe of funds consisting of the Fund and all other funds in the Morningstar category “Convertible Bonds,” as classified by the independent evaluation service, Morningstar, Inc. (“Morningstar Category”); (ii) the management fee rate and net expense ratio of the Fund as compared to the average management fee rates and net expense ratios of the Fund’s Peer Group and Morningstar Category; (iii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iv) purchases and redemptions of the Fund’s shares; (v) the general investment outlook in the markets in which the Fund invests; (vi) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage; and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Agreement.  The Board observed that there is a range of investment options available to shareholders of the Fund, including other mutual funds, and that the Fund’s shareholders have chosen to invest in the Fund.  The following summarizes matters considered by the Board in connection with its continuance of the Agreement.  However, the Board did not identify any single factor as all-important or controlling, each Trustee may have weighed certain factors differently, and the summary does not detail all the matters that were considered.

Nature, Extent and Quality of Services and Personnel.  The Board examined the nature, extent and quality of the services provided by the Adviser to the Fund.  The Independent Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations.  The Board considered information regarding the Adviser’s efforts in the area of compliance and investment processes.  The Trustees discussed the Adviser’s personnel, and the high level of service provided by them including managing the growth of Fund assets, which among other things requires specialized skill in sourcing sufficient suitable convertible securities in light of the Fund's growth.  The Board also discussed the financial strength of the Adviser and concluded that they are satisfied the Adviser has delivered a high quality of services to the Fund and its shareholders.  The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had the investment management capabilities and personnel essential to performing its duties under the Agreement.

Performance.   The Trustees then reviewed the performance of the Fund from inception through September 30, 2013 noting the Fund had outperformed the Peer Group average and Morningstar Category Average since inception.   However, the Fund slightly underperformed its Morningstar category for the one-, three- and five-year periods ended September 30, 2013.  With respect to the Fund’s benchmark, the Merrill Lynch All Convertibles Ex Mandatory Index, the Board noted that the Fund underperformed relative to its benchmark for the one-, three- and five-year periods.  The Board discussed the Fund’s investment strategy and noted that the Adviser continues to follow the same strategy as it has in the past to achieve favorable risk-adjusted returns.  Mr. Miller stated that the goal of the Fund is to outperform over complete market cycles and as such will tend to underperform peers that take greater risk during bull markets.  Mr. Miller noted that the Fund’s portfolio is entirely invested in convertible bonds and, therefore, the Fund has a different risk profile than its Peer Group.  The Board concluded that the Fund’s performance was reasonable.

Fees and Expenses. The Trustees reviewed information comparing the fees paid by the Fund with the average fees paid by all other accounts managed by the Adviser, as well as the fees paid by funds in the Fund’s Peer Group and Morningstar Category.  The Board considered the Fund’s advisory fee rate under the Agreement and noted it was several basis points higher than the average advisory fee rate of funds in both the Peer Group and Morningstar Category.  The Board considered that, unlike the Adviser which manages a single mutual fund, the firms that manage the other mutual funds in the Fund’s Peer Group manage an average of 65 mutual funds and thus benefit from substantially greater economies of scale.  The Trustees then reviewed the net expense ratios of the Fund relative to the average expense ratio of the Peer Group and Morningstar Category. The Board noted that the Fund’s net expense ratio was higher than its Peer Group average yet lower than the net expense ratio for its Morningstar Category.  The Board considered the advisory fee rates charged by the Adviser to other accounts it manages, but did not place substantial weight on the comparison because of the significant differences in services provided by the Adviser to the Fund and the other accounts, which, relative to the Fund, generally have lower frequencies of shareholder redemptions, lower portfolio turnover rates, and less burdensome regulatory and legal obligations.  The Board concluded that based on the specialized nature of the Fund, the Adviser’s unique experience and expertise in the area, and the fees charged by the Adviser to its other clients, the Fund’s management fee was reasonable and the Fund’s average expense ratio was satisfactory for purposes of approving the continuance of the Agreement.

Profitability. The Trustees considered the profits to be realized by the Adviser, taking into consideration other benefits to the Adviser, such as the Rule 12b-1 fees to be paid to the Adviser in consideration of its activities in promoting the Fund.  The Board considered that a portion of the 12b-1 fees being charged are for shareholder servicing.  The Board also considered the character and amount of other direct and incidental benefits received by the Adviser from its association with the Fund, such as greater name recognition.  The Board reviewed financial profit projections based upon assumptions about Fund asset levels and Adviser costs, noting that any such projections are speculative and do not guarantee Adviser profits.  It was the consensus of the Board that the Adviser’s relationship with the Fund was not overly profitable and that potential “fall-out” benefits to the Adviser appear to be reasonable.

Economies of Scale.  The Trustees concluded that given current asset levels and total expenses, the benefits to be derived from economies of scale were not relevant considerations at this time and that the Trustees would review the issue following further growth in Fund assets.

Conclusion. The Board examined the totality of the information provided in connection with the Meeting and other meetings held during the past year, and did not identify any single controlling factor.  Based on its evaluation of all material factors deemed relevant, the Board concluded that the rate at which the Fund pays an advisory fee to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and could not have been the product of arm’s-length bargaining.  Further, the Board concluded that the Fund’s Agreement, and the advisory fee rate thereunder, is fair and reasonable and voted to continue the Agreement as in the best interest of the Fund and its shareholders.

PRIVACY NOTICE
FACTS		WHAT DOES MILLER INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Miller Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Miller Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?		Call 1-877-441-4434

Who we are
Who is providing this notice?	Miller Investment Trust
What we do
How does Miller Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Miller Investment Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for non-affiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Miller Investment Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Miller Investment Trust does not share with non-affiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Miller Investment Trust does not jointly market.

MILLER CONVERTIBLE BOND FUND

Advisor	Wellesley Investment Advisors, Inc. The Wellesley Office Park 20 William Street Wellesley, MA 02481
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Legal Counsel	Wilmer Cutler Pickering Hale and Dorr, LLP 60 State Street Boston, MA 02109
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street Omaha, NE 68130
Custodian	Bank of New York Mellon Corp. One Wall Street New York, NY 10286

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-877-441-4434 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-441-4434.

Miller Convertible Bond Fund • 4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-877-441-4434

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Miller Investment Trust

By (Signature and Title)

/s/Greg Miller

       Greg Miller, President and Treasurer

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Greg Miller

      Greg Miller, President and Treasurer

Date